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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)

                                October 29, 2004
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                                  CONN'S, INC.
               (Exact name of registrant as specified in charter)

                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)


                 000-50421                          06-1672840
         (Commission File Number)     (IRS Employer Identification No.)

                               3295 College Street
                              Beaumont, Texas 77701
                         (Address of Principal Executive
                              Offices and zip code)


                                 (409) 832-1696
                             (Registrant's telephone
                          number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the
    Securities Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the
    Securities Act (17 CFR 240.13e-2(c))

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Item 1.01 Entry into a Material Definitive Agreement.

     On October 29, 2004, the Company, through Conn Funding II, L.P., a special purpose affiliate of the Company, entered a "First Supplemental Indenture" with Wells Fargo Bank, National Association, as Trustee, amending its "Base Indenture" dated September 1, 2002 (as amended, supplemented and otherwise modified through the date of the First Supplemental Indenture). This amendment allows the Company to include certain retail installment contracts and revolving charge agreement receivables, including the Company's Cash Option and Deferred Interest Receivables for terms up to thirty-six months in the eligible asset base of its asset backed securitization financing arrangements, providing partial funding of these receivables. These Cash Option and Deferred Interest Receivables are limited to 30% of all Eligible Receivables with Deferred Interest Receivables being up to 10% of all Eligible Receivables.


Item 9.01 Financial Statements and Exhibits

Exhibit 99.1    First Supplemental Indenture

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CONN'S, INC.


Date: November 4, 2004                    By: /s/ C. William Frank
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                                              C. William Frank
                                              Executive Vice President and Chief
                                              Financial Officer